Summary of Organization and Significant Accounting Policies - Estimated Amortization Expense for Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 28, 2013	Dec. 29, 2012
Accounting Policies [Abstract]
2014	$ 897
2015	897
2016	897
2017	893
2018	893
Thereafter	10,670
Total	$ 15,147	$ 8,606